UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 22, 2007

                Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

           333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

                     (414) 224-2000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.     Entry into a Material Definitive Agreement.

        On August 22, 2007, Journal Communications, Inc. (the "Company"), The Journal Company, a wholly-owned subsidiary of the Company, Matex Inc. ("Matex"), the Abert Family Journal Stock Trust (the "Abert Trust"), Grant D. Abert and Barbara Abert Tooman (collectively with Matex, the Abert Trust, Grant D. Abert and their permitted transferees, the "Family Shareholders"), entered into an Amendment (the "Amendment") to that certain Shareholders Agreement, dated as of May 12, 2003, by and among the Company, The Journal Company, Matex and the Abert Trust, as subsequently joined by Grant D. Abert and Barbara Abert Tooman. Pursuant to the Amendment, the Company repurchased 3,200,000 shares of its class B common stock from Matex for $32 million, or $10 per share. In addition to the share repurchase, the Amendment provides for, among other things, the following: (1) a lock-up on sales of the Family Shareholders' remaining Company shares through August 22, 2008, subject to certain exceptions; (2) the elimination of the Family Shareholders' right to elect a second director to the Company's Board of Directors based on the size of the Board; and (3) Company options, in certain circumstances, to require the Family Shareholders to convert some or all of their class C common stock of the Company into either shares of the Company's class A common stock or shares of both the Company's class A common stock and class B common stock (at the Family Shareholders' choice).

        A copy of the Amendment is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The brief summary of the Amendment and the transactions contemplated therein set forth above is qualified in its entirety by reference to the Amendment filed as an exhibit hereto. A copy of the Company's press release announcing the repurchase of 3,200,000 shares of the Company's class B common stock held by Matex pursuant to the Amendment is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)	Shareholders Agreement, dated as of May 12, 2003, by and among Journal Communications, Inc. (then known as The Journal Company), The Journal Company (then known as Journal Communications, Inc.), Matex Inc. and the Abert Family Journal Stock Trust, as further executed by two "Family Successors, " Grant D. Abert and Barbara Abert Tooman (incorporated by reference to Exhibit 4.3 to Journal Communications, Inc.'s Registration Statement on Form S-1 filed on June 19, 2003 [Reg. No. 333-105210]).

(4.2)	Amendment to Shareholders Agreement, dated as of August 22, 2007, by and among Journal Communications, Inc., The Journal Company, Matex Inc., the Abert Family Journal Stock Trust, Grant D. Abert and Barbara Abert Tooman.

(99)	Press Release of Journal Communications, Inc. dated August 23, 2007 announcing repurchase of 3,200,000 shares held by Matex Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: August 27, 2007	By: /s/ Paul M. Bonaiuto
Paul M. Bonaiuto
Executive Vice President and
Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated August 22, 2007

         Exhibit No.

(4.1)	Shareholders Agreement, dated as of May 12, 2003, by and among Journal Communications, Inc. (then known as The Journal Company), The Journal Company (then known as Journal Communications, Inc.), Matex Inc. and the Abert Family Journal Stock Trust, as further executed by two “Family Successors, ” Grant D. Abert and Barbara Abert Tooman (incorporated by reference to Exhibit 4.3 to Journal Communications, Inc.‘s Registration Statement on Form S-1 filed on June 19, 2003 [Reg. No. 333-105210]).

(4.2)	Amendment to Shareholders Agreement, dated as of August 22, 2007, by and among Journal Communications, Inc., The Journal Company, Matex Inc., the Abert Family Journal Stock Trust, Grant D. Abert and Barbara Abert Tooman.

(99)	Press Release of Journal Communications, Inc. dated August 23, 2007 announcing repurchase of 3,200,000 shares held by Matex Inc.